ROO GROUP, INC. PURCHASES A CONTROLLING INTEREST IN REALITY GROUP PTY LTD. MONDAY MARCH 15, 9:04 AM ET

Acquisition Expands ROO's Product Offerings and Management Expertise to Include Online Advertising and Direct Marketing

NEW YORK--(BUSINESS WIRE)--March 15, 2004-- ROO Group, Inc. (the "Company") (OTC
BB: ROOG - NEWS) announced today that it has purchased 80% of the outstanding shares of Reality Group Pty Ltd (Reality), in exchange for eight million three hundred and sixty thousand shares of the Company's restricted common stock. Reality is a provider of integrated communication solutions, including company branding solutions through to online advertising and direct marketing solutions. Its clients include Saab Automobile Australia and BP. Reality recorded revenue exceeding US $4.7 million and EBIT of US$300K for the year ending June 30th 2003 and has displayed positive EBIT and revenue growth since inception 4 years ago.

ROO Group Chairman and CEO, Robert Petty, stated "The strategic acquisition of Reality expands both the management expertise and products of the Company."

"There is strong synergy between our organizations. Our business units complement each other very well. In addition, both companies have earned the respect of some of the world's largest corporations as clients and partners", stated Grant Lee, Chairman and CEO of Reality.

Reality will continue to operate as an independent subsidiary of the Company and the management and board of Reality, which has displayed a successful track record, will be retained and continue to manage the company. It is planned that the combined groups will leverage ROO's video solutions and Reality's advertising and marketing expertise, to produce a range of exciting new online marketing solutions.

About ROO Group Inc.

ROO Group Inc. ("RGI") is a global provider of digital media solutions and technology that enables the activation, marketing and distribution of digital media video content over the Internet and emerging broadcasting platforms such as set top boxes and wireless. RGI's products include syndication, technology, integration, and management of topical video content such as news, entertainment and fashion to its clients' web sites. The distribution, programming and integration of interactive advertising solutions includes 15 to 30 second television-style video commercials which can be played before and after selected topical video content over the Internet. In addition to the expansion and development of ROO TV's (WWW.ROOTV.COM) network of country-based video-only web sites, RGI's strategy for 2004 is to expand its distribution of products and services and make strategic acquisitions in Asia Pacific, Europe and the United States markets to accelerate the group's growth. More information can be obtained from RGI's web site located at WWW.ROOGROUPINC.COM

About Reality Group Inc.

Reality Group Pty Ltd is based in Australia and was formed in 1999. The company has 29 staff. The four directors have backgrounds with large US advertising multinationals, including: DDB, Young & Rubicam, J Walter Thompson, and Ogilvy and Mather. Sensing a change of direction in marketing communication, with the advent of the Internet and a need for more accountable, integrated advertising, Reality Group was born. Reality Group is pioneering integrated communication, with an emphasis on web based solutions and CRM programs. In its short life the company has achieved many milestones including: Voted Australia's most innovative agency (2001/2) and fasted growing agency (2002/3). It also won the Australian Marketing Institute's campaign of the year, 2 ADMA awards for effectiveness, and Australian Tourism's marketing campaign of the year.

Certain statements in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of ROO Media Corporation ("the Company"), or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its plan of operations when needed; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission, which are available for review at WWW.SEC.GOV.

ROO GROUP, INC. COMPLETES PURCHASE OF A CONTROLLING INTEREST IN REALITY GROUP PTY LTD. TUESDAY MAY 4, 4:15 PM ET

NEW YORK--(BUSINESS WIRE)--May 4, 2004--ROO Group, Inc. (ROO) (OTC BB: ROOG -
NEWS) announced today that it has completed the purchase of 80% of the outstanding shares of Reality Group Pty Ltd (Reality) The terms of the acquisition can be viewed on the Form 8-K that ROO will file with the Securities and Exchange Commission on or before May 15, 2004. In addition, ROO announced that its Chairman and CEO, Robert Petty, and its CFO and Director, Robyn Smith, have been added to Reality's Board of Directors. As previously announced, the acquisition expands ROO's product offerings and enhances ROO's management expertise.

Reality is a provider of integrated communication solutions, including company branding solutions through online advertising and direct marketing solutions. Its clients include Saab Automobile Australia and BP. Reality recorded revenue exceeding US $4.7 million and EBIT of US$300K for the year ending June 30, 2003 and has displayed positive EBIT and revenue growth since inception 4 years ago.

Reality will continue to operate as an independent subsidiary of ROO and the management and board of Reality, which has displayed a successful track record, will be retained and continue to manage the company. It is planned that the combined groups will leverage ROO's video solutions and Reality's advertising and marketing expertise to produce a range of exciting new online marketing solutions.

About ROO Group Inc.

ROO Group Inc. (ROO) is a global provider of digital media solutions and technology that enables the activation, marketing and distribution of digital media video content over the Internet and emerging broadcasting platforms such as set top boxes and wireless. ROO's products include syndication, technology, integration, and management of topical video content such as news, entertainment and fashion to its clients' web sites. The distribution, programming and integration of interactive advertising solutions includes 15 to 30 second television-style video commercials which can be played before and after selected topical video content over the Internet. In addition to the expansion and development of ROO TV's (WWW.ROOTV.COM) network of country-based video-only web sites, ROO's strategy for 2004 is to expand its distribution of products and services and make strategic acquisitions in Asia Pacific, Europe and the United States markets to accelerate the group's growth. More information can be obtained from ROO's web site located at WWW.ROOGROUPINC.COM

About Reality Group Inc.

Reality Group Pty Ltd (Reality) is based in Australia and was formed in 1999. Several of its Directors have backgrounds with large US advertising multinationals, including DDB, Young & Rubicam, J Walter Thompson, and Ogilvy and Mather. Sensing a change of direction in marketing communication with the advent of the Internet and a need for more accountable, integrated advertising, Reality was born. Reality believes that it is a pioneer in integrated communication, with an emphasis on web based solutions and CRM programs. In its short life, Reality has achieved many milestones including being voted Australia's most innovative agency for 2001-2002 and fasted growing agency for 2002-2003. It also won the Australian Marketing Institute's campaign of the year, 2 ADMA awards for effectiveness, and Australian Tourism's marketing campaign of the year.

Certain statements in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of ROO Media Corporation ("the Company"), or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its plan of operations when needed; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission, which are available for review at WWW.SEC.GOV.